FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of September 28, 2011 (this “Amendment”), is entered into among MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
STATEMENT OF PURPOSE
The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of December 23, 2009, and amended and restated as of March 23, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Borrower.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Capitalized Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Amendment).

2.Amendments.

(a)Section 1.01 of the Credit Agreement is hereby amended by:

(i)adding the following new definitions in proper alphabetical sequence:
“Additional L/C Issuer” means any financial institution that is a Lender and is selected by the Borrower to issue one or more Letters of Credit hereunder, provided that such financial institution shall become a party to this Agreement in the capacity as an L/C Issuer by executing a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and signed by the Borrower, the Additional L/C Issuer and the Administrative Agent.
“First Amendment” means that certain First Amendment to Credit Agreement, dated as of September 28, 2011, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“First Amendment Effective Date” means the date of satisfaction, or waiver by the Required Lenders, of each of the conditions referred to in Section 3 of the First Amendment.
(ii)amending and restating the definition of “L/C Issuer” in its entirety to read as follows:

“ “L/C Issuer” means, as the context may require, (a) Bank of America in its capacity as issuer of Letters of Credit and Bankers' Acceptances issued by it hereunder, (b) any Additional L/C Issuer in its capacity as issuer of Letters of Credit and Bankers' Acceptances issued by it hereunder or (c) collectively, both of the foregoing. For the avoidance of doubt, references to “L/C Issuer” in Section 10.01 and Section 10.06 shall have the meaning specified in clause (c) of the foregoing sentence.”; and
(iii)deleting the definition of “Letter of Credit-BA Sublimit” in its entirety.
(b)Section 2.03(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Restatement Date until the Letter of Credit-BA Deadline, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Borrower or its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below; (2) to honor drawings under the Letters of Credit; and (3) with respect to Acceptance Credits, to create Bankers' Acceptances in accordance with the terms thereof and hereof, and (B) the Lenders severally agree to participate in Letters of Credit and Bankers' Acceptances issued for the account of the Borrower or its Subsidiaries and any drawings thereunder; provided that (A) after giving effect to any L/C-BA Credit Extension with respect to any Letter of Credit or Bankers' Acceptance, (x) the Total Outstandings shall not exceed the Aggregate Commitments, (y) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender's Applicable Percentage of the Outstanding Amount of all L/C-BA Obligations, plus such Lender's Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Commitment and (z) the aggregate Outstanding Amount of all Committed Loans and L/C-BA Obligations denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit, or (B) as to Acceptance Credits, the Bankers' Acceptance created or to be created thereunder shall not be an eligible bankers' acceptance under Section 13 of the Federal Reserve Act (12 U.S.C. § 372). Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C-BA Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Letters of Credit issued pursuant to the Existing Credit Agreement shall continue to be deemed to have been issued pursuant hereto, and from and after the Restatement Date shall be subject to and governed by the terms and conditions hereof.”
(c)Section 2.05 of the Credit Agreement is hereby amended by deleting clause (e) of such Section in its entirety.

(d)Section 2.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 1:00 p.m. three Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments, and (iv) if, after giving effect to any reduction of the Aggregate Commitments, the Alternative Currency Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Commitments, such Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Subject to subpart (iv) of the first sentence of this Section, the amount of any such Aggregate Commitment reduction shall not be applied to the Alternative Currency Sublimit or the Swing Line Sublimit unless otherwise specified by the Borrower. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.”
(e)    Section 7.02(g)(vii) is hereby amended by adding the words “(or such shorter period as the Administrative Agent may agree)” after the words “at least ten Business Days” in the first clause thereof.
(f)    Section 10.06(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Notwithstanding anything to the contrary contained herein, if at any time any L/C Issuer or Swing Line Lender assigns all of its Commitment and Loans pursuant to subsection (b) above, (i) such L/C Issuer may, upon 30 days' notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) such Swing Line Lender may, upon 30 days' notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of such entity as L/C Issuer or Swing Line Lender, as the case may be. If any L/C Issuer resigns as L/C Issuer, such retiring L/C Issuer shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit and Bankers' Acceptances issued by it and outstanding, and all Bankers' Acceptances issuable under any Acceptance Credits outstanding, as of the effective date of its resignation as L/C Issuer and all L/C-BA Obligations with respect thereto (including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If any Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the applicable L/C Issuer to effectively assume the obligations of such L/C Issuer with respect to such Letters of Credit.”
3.Conditions to Effectiveness
. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions, provided that the amendment to Section 7.02(g)(vii) of the Credit Agreement described in Section 1(e) hereof shall be deemed effective as of August 30, 2011 upon satisfaction of each of the following conditions:
(a)Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.
(b)Fees and Expenses. The Borrower shall have paid to the Administrative Agent (or its applicable affiliate) all fees and expenses required to be paid on or before the date hereof in connection with this Amendment in accordance with Section 10.04 of the Credit Agreement or any other Loan Document.

4.Ratification of Loan Documents
. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (as amended hereby).

5.Authority/Enforceability. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:
(a)Such Loan Party has the right, power and authority and has taken all necessary action to authorize the execution, delivery and performance of this Amendment and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms.
(b)This Amendment and each other document executed in connection herewith has been duly executed and delivered by such Loan Party and constitutes such Loan Party's legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, is required in connection with the execution, delivery or performance by such Loan Party of this Amendment.
(d)The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of such Loan Party's, or its Subsidiaries' Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to such Loan Party or any of such Loan Party's Subsidiaries.

6.Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

7.Representations and Warranties/No Default. By their execution hereof, each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing.

8.Reaffirmations. Each Loan Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Loan Party under, or release such Loan Party from any obligations under, the Credit Agreement and each other Loan Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party and (c) agrees that the Credit Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed. In furtherance of the reaffirmations set forth in this Section 8, (i) each Loan Party hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, and reaffirms its prior grant to the Administrative Agent for the ratable benefit of the Secured Parties of, a security interest in, all Collateral and all proceeds thereof as security for the Obligations, in each case subject to any applicable terms and conditions set forth in the Loan Document to which it is a party and (ii) each Guarantor hereby ratifies and reaffirms its guarantees of the Obligations.

9.Miscellaneous.

(a)Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

(b)Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(c)Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	MEMC ELECTRONIC MATERIALS, INC.,
By:/s/ Mark J. Murphy Name:Mark J. Murphy Title:Senior Vice President and Chief Financial Officer
GUARANTORS:	ENFLEX CORPORATION
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
MEMC HOLDINGS CORPORATION
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
MEMC INTERNATIONAL, INC.
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
MEMC PASADENA, INC.
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
NVT, LLC
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
SOLAICX

By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
SUN EDISON LLC
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
SUNEDISON CANADA, LLC
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
SUNEDISON INTERNATIONAL, LLC
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer

MEMC Electronic Materials, Inc.
First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
By:/s/ William S. Rowe Name:William S. Rowe Title:Senior Vice President
L/C ISSUER:	BANK OF AMERICA, N.A.
By:/s/ William S. Rowe Name:William S. Rowe Title:Senior Vice President
LENDERS:	BANK OF AMERICA, N.A. as a Lender and the Swing Line Lender
By:/s/ William S. Rowe Name:William S. Rowe Title:Senior Vice President
PNC BANK, NATIONAL ASSOCIATION
By:/s/ Thomas S. Sherman Name:Thomas S. Sherman Title:SVP
U.S. BANK, NATIONAL ASSOCIATION
By:/s/ Stephen Reese Name:Stephen Reese Title:Sr. Vice President
DEUTSCHE BANK AG NEW YORK BRANCH

By:/s/ Evelyn Thierry Name:Evelyn Thierry Title:Director
By:/s/ Marcus M. Tarkington Name:Marcus M. Tarkington Title:Director
HSBC BANK USA, N.A.
By:/s/ Andrew Bicker Name:Andrew Bicker Title:Vice President
GOLDMAN SACHS BANK USA
By:/s/ Rick Canonico Name:Rick Canonico Title:Authorized Signatory

MEMC Electronic Materials, Inc.
First Amendment to Credit Agreement